EXHIBIT 10.02

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                     INTERCREDITOR AGREEMENT


          THIS INTERCREDITOR AGREEMENT (this "AGREEMENT") is made and entered into as of the 30th day of June, 1998 by and among THE BANK OF NOVA SCOTIA ("SCOTIABANK"), a Canadian chartered bank, as the administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Senior Lenders (as such term is defined in SECTION 1.1; each capitalized term (whether or not italicized) when used in this Agreement, including this preamble and the recitals, shall, except where the context otherwise requires, have the meaning set forth in SECTION 1.1), GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL"), a New York corporation, for itself and as agent (in such capacity, the "FF&E AGENT") for the Participants, and ALADDIN GAMING, LLC, a Nevada limited-liability company ("ALADDIN GAMING").

                           WITNESSETH:

     WHEREAS, Aladdin Gaming is the fee owner of the Site; and

     WHEREAS, Aladdin Gaming, Scotiabank, individually and as the Administrative Agent, various financial institutions (collectively, the "SENIOR LENDERS"), Merrill Lynch Capital Corporation, as the syndication agent for the Senior Lenders, and CIBC Oppenheimer Corp., as the documentation agent for the Senior Lenders, entered into the Senior Credit Agreement pursuant to which the Senior Lenders agreed, INTER ALIA, to make the senior credit facility described therein (the "SENIOR CREDIT FACILITY") available to Aladdin Gaming to finance a portion of the cost of construction of the Aladdin Hotel and Casino; and

          WHEREAS, Aladdin Gaming and GE Capital, individually and as the FF&E Agent for the Participants, entered into that certain facilities agreement (as the same may be amended from time to time, the "FACILITIES AGREEMENT") pursuant to which GE Capital and the Participants agreed, INTER ALIA, to enter into
(x) the Term Loan Facility with Aladdin Gaming to finance a portion of the cost of the Gaming Equipment described on the Collateral Schedules and (y) the Lease Facility with Aladdin Gaming to finance a portion of the cost of the Equipment leased under and described on the Equipment Schedules; and

          WHEREAS, Aladdin Gaming, the Administrative Agent, on behalf of the Senior Lenders, and the FF&E Agent,

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on behalf of GE Capital and the Participants, wish to enter into this Agreement in order to set forth certain agreements relating to (x) the acquisition, operation, management and disposition of the Equipment leased under and described on the Equipment Schedules and the Gaming Equipment described on the Collateral Schedules and (y) the exercise of rights, remedies and options by the Senior Lenders, GE Capital and the Participants and Aladdin Gaming.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                            ARTICLE I

             DEFINITIONS; PRINCIPLES OF CONSTRUCTION

          SECTION 1.1 DEFINED TERMS. All capitalized terms (whether or not italicized) when used in this Agreement without definition shall have the meanings ascribed to such terms in the Facilities Agreement. The following terms (whether or not italicized) when used in this Agreement, including its preambles and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ACQUISITION PRICE" shall mean, on any date, the sum of

     (a)(1) the then outstanding principal balance of the Term Loan Note and (2) all accrued and unpaid interest at the applicable rate set forth in Section 2 of the Facilities Agreement through but not including the date that the Purchaser actually purchases the Interest in the Facilities in accordance with this Agreement; and

     (b) (1) the Unamortized Lessor's Cost for the Equipment leased under and described in the Equipment Schedules and
     (2) all accrued and unpaid Rent, together with interest thereon at the Default Rate (such Default Rate interest commencing on the date on which such Rent became due and ending on the date immediately preceding the date on which the Purchaser actually purchases the Interest in the Facilities); and

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     (c) all reasonable out-of-pocket expenses incurred by the
     FF&E Agent, GE Capital or the Participants, in connection with such purchase other than attorneys' fees and costs and expenses and any taxes imposed on the FF&E Agent, GE Capital or any of the Participants with respect to the transfer and assignment of the Interest in the Facilities.

     "INTEREST IN THE FACILITIES" shall mean the interest of GE
Capital and the Participants in the Facilities, the Facilities
Agreement and the other Operative Documents.

     "LOAN DOCUMENTS" is defined in the Senior Credit Agreement.

     "PURCHASE DATE" shall mean the date specified in the Purchase Notice from the Administrative Agent to the FF&E Agent which shall be no less than 10 Business Days after delivery by the Administrative Agent of the Purchase Notice in accordance with SECTION 7.2.

          "PURCHASE EVENT" shall mean any one or more of the following:

     (a) the occurrence of an Event of Default under Section 12 of the Facilities Agreement (subject to Schedule A of this Agreement) and the expiration of the cure rights of the Senior Lenders under ARTICLE VI;

     (b) if the Term Loan Note is not paid in full on the maturity date (whether on the stated maturity date as set forth in clause (a) of Section 3 of the Facilities Agreement or the earlier acceleration of such stated maturity date pursuant to the Facilities Agreement); or

     (c) if all amounts due under the Master Lease Agreement are not paid upon the expiration of the Term of each Schedule (whether on the stated expiration date as set forth on the applicable Schedule or the earlier expiration pursuant to the Master Lease Agreement).

          "PURCHASE NOTICE" shall mean the written notice given by the Administrative Agent to the FF&E Agent in accordance with
SECTION 7.2 that a Purchase Event has occurred and that the Purchaser is going to purchase the Interest in the Facilities from GE Capital and the

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Participants in exchange for the Acquisition Price on the
Purchase Date.

          "PURCHASER" shall mean (x) the Administrative Agent,
(y) the Senior Lenders or (z) any nominee or designee of the Administrative Agent or the Senior Lenders, whichever is designated to be the purchaser of the Interest in the Facilities on the Purchase Date, as the context may require.

          "SENIOR CREDIT AGREEMENT" shall mean the Credit Agreement dated as of February 26, 1998, among Aladdin Gaming, the Senior Lenders, Scotiabank, Merrill Lynch and CIBC and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified.

          "SENIOR CREDIT FACILITY EVENT OF DEFAULT" is an "Event of Default" as such term is defined in the Senior Credit
Agreement.

          "TERMINATION DATE" shall mean the date on which the parties hereto have performed in all material respects their obligations hereunder.

     SECTION 1.2 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement to any Article or Section are references to such Article or Section of this Agreement or such other specified document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any item or clause are references to such item or clause of such Article, Section or definition. Unless otherwise specified, the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                           ARTICLE II

         REPRESENTATIONS AND COVENANTS BY ALADDIN GAMING

     SECTION 2.1  STATUS OF THE SENIOR CREDIT FACILITY AND THE
FACILITIES. In order to induce the Administrative Agent and the FF&E Agent to execute and deliver this Agreement, Aladdin Gaming makes the representations and warranties set forth below:

     (a)(i) the Senior Credit Agreement and all of the other Loan
     Documents (A) have been duly authorized by

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     all necessary action on the part of Aladdin Gaming, (B) have been duly executed and delivered by Aladdin Gaming and (C) constitute the legal, valid and binding obligation of Aladdin Gaming enforceable against Aladdin Gaming in accordance with their terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity), (ii) the maximum principal amount of the Senior Credit Facility evidenced and secured by the Senior Credit Agreement and the other Loan Documents is $410,000,000 (as such amount may be increased in accordance with the terms of the Senior Credit
     Agreement), together with interest and other amounts due thereon, (iii) as of the date hereof, the outstanding principal balance of the Senior Credit Facility is $265,000,000, together with interest thereon, (iv) no Senior Credit Facility Event of Default exists under the Senior Credit Agreement or the other Loan Documents (nor has any event occurred which is continuing and which, with the giving of notice and/or passage of time, would constitute a Senior Credit Facility Event of Default under the Senior Credit Agreement or the other Loan Documents), (v) Aladdin Gaming has no offsets or defenses to its obligations under the Senior Credit Agreement or the other Loan Documents and
     (vi) Aladdin Gaming has no claims or counterclaims against the Senior Lenders or the Administrative Agent with respect to the Senior Credit Facility, the Senior Credit Agreement or the other Loan Documents;

     (b)(i) the Facilities Agreement and the Operative Documents
     (A) have been duly authorized by all necessary action on the part of Aladdin Gaming, (B) have been duly executed and delivered by Aladdin Gaming and (C) constitute the legal, valid and binding obligation of Aladdin Gaming enforceable against Aladdin Gaming in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity), (ii) the maximum principal amount of the Lease Facility is $60,000,000 and the maximum amount of the Term Loan Facility is $20,000,000, (iii) as of the date hereof, no portion of the Lease Facility or the Term Loan Facility has been advanced and no interest is accruing thereon, (iv) no Event of Default has occurred under the

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     Facilities Agreement or the Operative Documents (nor has any
     event occurred which, with the giving of notice and/or passage of time, would constitute an Event of Default under the Facilities Agreement or the Operative Documents), (v) Aladdin Gaming has no offsets or defenses to its obligations under the Facilities Agreement or the Operative Documents and (vi) Aladdin Gaming has no claims or counterclaims against GE Capital, individually or as the FF&E Agent, or any of the Participants with respect to the Lease Facility, the Term Loan Facility, the Facilities Agreement or the Operative Documents;

     (c) all representations made by Aladdin Gaming in the Facilities Agreement are true, correct and complete in all material respects and the Administrative Agent is hereby entitled to rely thereon; and

     (d) all representations made by Aladdin Gaming in the Senior Credit Agreement as of the date when made were true, correct and complete in all material respects and the FF&E Agent is hereby entitled to rely thereon but without any obligation on the part of Aladdin Gaming to update said representations and in no event shall this representation be deemed to be a restatement of said representations as of the date hereof.

     SECTION 2.2 COVENANTS BY ALADDIN GAMING. In order to induce the Administrative Agent and the FF&E Agent to enter into this Agreement, Aladdin Gaming covenants and agrees that:

     (a) it shall look solely to the Senior Lenders and the Administrative Agent for the performance of all obligations, covenants and agreements to be performed on the part of the Senior Lenders under the Senior Credit Agreement and the other Loan Documents, subject to and upon the conditions set forth in the Senior Credit Agreement and the other Loan Documents;

     (b) it shall look solely to GE Capital, the Participants and the FF&E Agent for the performance of all obligations, covenants and agreements to be performed on the part of GE Capital and the Participants under the Facilities Agreement and the Operative Documents, subject to and upon the conditions set forth in the Facilities Agreement and the Operative Documents;

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     (c) it shall give copies of all notices given or received by it in connection with the Senior Credit Agreement and the Facilities Agreement to each of the parties to this Agreement (other than the party which gave the notice) on the day that such notice is given by Aladdin Gaming or within two (2) Business Days after such notice is received by Aladdin Gaming, as the case may be (all notices shall be given in the manner set forth in SECTION 9.1); and

     (d) it shall deliver to the Administrative Agent (i) the information set forth in clauses (b)(4), (5), (6), (7) and
     (8) of Section 7 of the Facilities Agreement, (ii) copies of all monthly statements received from the FF&E Agent pursuant to clause (e) of Section 3 of the Facilities Agreement,
     (iii) all financial information required to be delivered to the FF&E Agent pursuant to clause (a) of Section 10 of the Facilities Agreement (except for such financial information which is also required by the Senior Credit Agreement and delivered in accordance with the terms thereof) and (iv) all insurance information required by clause (e) of Section 10 of the Facilities Agreement (except for such financial information which is also required by the Senior Credit Agreement and delivered in accordance with the terms thereof).

                           ARTICLE III

                       THE LOAN DOCUMENTS

     SECTION 3.1 RECORDING AND FILING OF DOCUMENTS. The Loan Documents have been executed and delivered and, as appropriate, filed and recorded in the manner described in the Senior Credit Agreement. The Administrative Agent covenants and agrees that the Liens and other security interests created and perfected by the Loan Documents and the filing and recording thereof (if required) cover only the collateral described in the Loan Documents and not the Equipment leased under and described on the Equipment Schedules and the Gaming Equipment described on the Collateral Schedules. The Administrative Agent, on behalf of the Senior Lenders, does not have and shall not claim a Lien or other security interest in or with respect to the Equipment leased under and described on the Equipment Schedules or the Gaming Equipment described on the Collateral Schedules.

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     SECTION 3.2 PERFORMANCE OF SENIOR CREDIT FACILITY.  The FF&E
Agent consents to the payment and performance by Aladdin Gaming of its obligations under the Senior Credit Facility in accordance with the terms of the Senior Credit Agreement and the other Loan Documents.

     SECTION 3.3 AMENDMENTS TO THE LOAN DOCUMENTS AND EXERCISE OF RIGHTS AND REMEDIES. The FF&E Agent covenants and agrees that the Senior Lenders and Aladdin Gaming may from time to time after notice to or, if required under this Agreement, obtaining the consent of the FF&E Agent, GE Capital or the Participants:

     (a) extend, amend, modify, supplement, replace and/or renew the Senior Credit Facility, the Senior Credit Agreement and the other Loan Documents, as the case may be;

     (b) increase the principal amount of the Senior Credit
     Facility in accordance with the terms of the Senior Credit
     Agreement;

     (c) waive any of the terms, covenants and conditions in the Senior Credit Agreement and the other Loan Documents, in whole or in part, and grant such indulgences in relation to the obligations evidenced and secured by the Senior Credit Agreement and the other Loan Documents as the Administrative Agent and the Senior Lenders may determine; and

     (d) exercise all rights and remedies under the Senior Credit Agreement and the other Loan Documents and take any action which may affect all or a portion of the Aladdin Hotel and Casino including, without limitation, (i) all self-help remedies under the Senior Credit Agreement and the other Loan Documents, (ii) all rights (statutory or otherwise) relating to a sale under power of sale, (iii) accepting a deed-in-lieu of foreclosure or otherwise take title to the Premises or (iv) appointing a receiver.

     The parties acknowledge and agree that, notwithstanding the foregoing, none of the FF&E Agent, GE Capital or the Participants shall be deemed to have consented to the incorporation into the Facility Agreement or any other Operative Document of any such extension, amendment, modification, supplement, replacement, renewal, waiver or grant of indulgence, made by the Administrative

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Agent with respect to the Senior Credit Facility, the Senior
Credit Agreement and/or the other Loan Documents.

          SECTION 3.4 ADMINISTRATION OF SENIOR CREDIT FACILITY. The FF&E Agent acknowledges that the Administrative Agent is responsible for monitoring and administering the Senior Credit Facility. Notwithstanding anything to the contrary in this Agreement, the Senior Credit Agreement or the Facilities Agreement, neither the FF&E Agent, GE Capital nor the Participants shall have any right to participate in any approval, consent or review process which has been granted to the Administrative Agent pursuant to the Loan Documents (whether or not such right to approve, consent or review is expressly granted to the FF&E Agent or GE Capital and the Participants under the Facilities Agreement and the other Operative Documents) other than the approvals and consents listed on SCHEDULE A annexed hereto and all approvals, consents and waivers made by the Administrative Agent pursuant to the Loan Documents, other than the approvals and consents listed on SCHEDULE A annexed hereto, shall be binding on the FF&E Agent until the expiration of the period described in SECTION 7.2 during which the Senior Lenders have the exclusive right to purchase the Facilities, the Facilities Agreement and the Operative Documents. The right of GE Capital and the Participants to declare a Default or Event of Default or terminate their Commitments shall be subject to SCHEDULE A.

          SECTION 3.5 DUE EXECUTION BY THE ADMINISTRATIVE AGENT. The Administrative Agent represents that this Agreement (x) has been duly authorized by all necessary action on the part of the Administrative Agent, (y) has been duly executed and delivered by the Administrative Agent, and (z) constitutes the legal, valid and binding obligation of the Administrative Agent enforceable against it in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

          SECTION 3.6 NOTICES. The Administrative Agent covenants and agrees to give the FF&E Agent prompt written notice of (x) any Senior Credit Facility Event of Default, (y) any act or condition which, in the Administrative Agent's reasonable judgment could reasonably be expected to have a "MATERIAL ADVERSE EFFECT" (as such term is defined under the Senior Credit Agreement) and (y) the taking of any action described in Section
3.3 of this Agreement but

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only if such action is taken pursuant to a written notice or written Instrument.

                           ARTICLE IV

          THE TERM LOAN FACILITY AND THE LEASE FACILITY

     SECTION 4.1 THE FACILITIES AGREEMENT. The Administrative Agent agrees that the Operative Documents may be filed and recorded in the manner and at the time described in the Facilities Agreement and the Operative Documents. The FF&E Agent covenants and agrees that the Liens and other security interests to be created and perfected by the documents evidencing and securing the Term Loan Facility and the filing and recording thereof (if required) are to cover only the Equipment leased under and described on the Equipment Schedules and the Gaming Equipment described on the Collateral Schedules. The FF&E Agent, on behalf of GE Capital and the Participants, does not have and shall not claim a Lien or other security interest in or with respect to the collateral described in the Loan Documents covered by the Liens and security interests created thereby. In no event whatsoever do the Liens and other security interests to be created and perfected by the documents evidencing and securing the Facilities attach to any revenues generated by the Aladdin Hotel and Casino, the Gaming Equipment described on the Collateral Schedules or the Equipment leased under and described on the Equipment Schedules (other than proceeds from the disposition of the such Gaming Equipment or Equipment in accordance with the documents evidencing and securing the Facilities). Notwithstanding anything to the contrary in the Senior Credit Agreement, the Loan Documents, the Facilities Agreement or the Operative Documents, in no event is there any intention on the part of the Administrative Agent and the FF&E Agent to share any collateral or security for their respective facilities.

     SECTION 4.2 DELIVERY OF PAYMENTS TO THE FF&E AGENT. The Administrative Agent consents to the payment and performance by Aladdin Gaming of its obligations under the Facilities in accordance with the terms of the Facilities Agreement and this Agreement.

     SECTION 4.3 CONDITIONS PRECEDENT. The FF&E Agent confirms for the benefit of the Administrative Agent that the status of the conditions precedent set forth in clause (a) of Section 7 of the Facilities Agreement is as follows:

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     (a) the conditions precedent in clauses (a)(1), (2), (9),
     (10), (11), (12), (13), (14), (17), (19) and (20) have been satisfied in all respects and shall not be subject to further review by the FF&E Agent;

     (b) the conditions precedent in clauses (a)(3), (5), (6),
     (15) and (16) have been satisfied in all respects as of the date of this Agreement but the status of such conditions precedent shall be subject to further review by the FF&E Agent with respect to the initial Funding;

     (c) the condition in clause (a)(7) has been satisfied in all respects as of the date of this Agreement and, although the status of such condition precedent shall be subject to further review by the FF&E Agent with respect to the initial Funding, satisfaction shall be deemed to have occurred if, on the date of the initial Funding, the nature and status of the matters set forth in said clause have not materially changed from the nature and status of such matters on the date of this Agreement (and the FF&E Agent shall deliver a notice of any such material change promptly after it has determined that such change has occurred);

     (d) the condition in clause (a)(8) has been satisfied in all respects as of the date of this Agreement and, although the status of such condition precedent shall be subject to further review by the FF&E Agent with respect to the initial Funding, satisfaction shall be deemed to have occurred if, on the date of the initial Funding, the Administrative Agent has not delivered a notice that a Senior Credit Facility Event of Default has occurred and is continuing (and if any such notice has been delivered, the provisions of ARTICLES VI and VII shall apply); and

     (e) the conditions in clauses (a)(4) and (18) have not been satisfied as of the date of this Agreement and remain subject to further review by the FF&E Agent with respect to the initial Funding.

     SECTION 4.4 DUE EXECUTION BY THE FF&E AGENT. The FF&E Agent represents that this Agreement (x) has been duly authorized by all necessary action on the part of the FF&E Agent, (y) has been duly executed and delivered by the FF&E Agent and (z) constitutes the legal, valid and binding obligation of the FF&E Agent enforceable against it in accordance with its terms (except as such enforceability

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may be limited by applicable bankruptcy, insolvency,
reorganization or similar laws affecting creditors' rights generally and by principles of equity).

          SECTION 4.6 NOTICES. The FF&E Agent covenants and agrees to give the Administrative Agent prompt written notice of
(x) any Event of Default under the Facilities Agreement or any of the Operative Documents, (y) any act or condition which, in the reasonable judgment of the FF&E Agent could reasonably be expected to have a Material Adverse Effect or result in the failure of a Funding condition and (y) the delivery of a copy of the confirmation with Aladdin Gaming pursuant to clause (n) of
Section 10 of the Facilities Agreement (together with a copy of such confirmation).

                            ARTICLE V

          PERFORMANCE OF OBLIGATIONS BY ALADDIN GAMING

     SECTION 5.1  PERFORMANCE UNDER THE FACILITIES AGREEMENT AND
THE OPERATIVE DOCUMENTS. Aladdin Gaming covenants and agrees:

          (a) to give prompt notice to the Administrative Agent of any notice of default given or received with respect to the Facilities Agreement and any of the Operative Documents, together with an accurate and complete copy of any such notice;

          (b) at the sole cost and expense of Aladdin Gaming, to enforce (short of termination of the Facilities Agreement and the Operative Documents, as applicable) or secure the performance of the obligations, covenants, conditions and agreements to be performed by GE Capital, the Participants and the FF&E Agent under the Facilities Agreement and the Operative Documents; and

          (c) that, without the Administrative Agent's prior written consent, Aladdin Gaming shall not (i) modify or amend in any material respect the Credit Facilities Agreement or the Operative Documents, (ii) terminate the Facilities Agreement or the Operative Documents or accept a surrender thereof, (iii) waive, excuse, condone or in any manner release or discharge GE Capital, the Participants or the FF&E Agent from any material obligation, covenant, condition or agreement to be performed by it under the Facilities

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     Agreement or the Operative Documents, (iv) fail to exercise promptly and diligently material rights that it may have under the Facilities Agreement or the Operative Documents or
     (vi) fail to deliver to the Administrative Agent a copy of each demand or notice given or received by it relating in any way to a material provision of the Facilities Agreement and the Operative Documents.

     SECTION 5.2 NO MODIFICATION. Any modification or amendment of the Facilities Agreement or the Operative Documents which violates any material term or provision of the Senior Credit Agreement, the other Loan Documents or this Agreement or the termination or surrender of the Facilities Agreement or the Operative Documents without the prior written consent of the Administrative Agent shall constitute a Senior Credit Facility Event of Default. Any waiver, release or discharge by Aladdin Gaming of GE Capital, the Participants or the FF&E Agent from any material obligation, covenant, condition and agreement to be performed by any of them under the Facilities Agreement or the Operative Documents or the failure to exercise promptly and diligently material rights that Aladdin Gaming may have under the Facilities Agreement and the Operative Documents without the prior written consent of the Administrative Agent (which consent shall not be withheld or delayed if the Administrative Agent determines in its sole discretion that such waiver, release, discharge or failure to exercise is commercially reasonable) shall constitute a Senior Credit Facility Event of Default. The FF&E Agent hereby confirms that this Section does not violate the provisions of clause (l) of Section 11 of the Facilities Agreement.

     SECTION 5.3 DEFENSE OF CLAIMS. Aladdin Gaming covenants and agrees to appear in and defend, at its sole cost and expense, any action or proceeding arising under, growing out of or in any manner connected with this Agreement or the obligations, duties or liabilities of Aladdin Gaming hereunder, and to pay all reasonable costs and expenses of the Senior Lenders, the FF&E Agent, GE Capital and the Participants including, without limitation, reasonable attorneys' fees and costs and expenses, in any such action or proceeding in which the Senior Lenders, the Administrative Agent, the FF&E Agent, GE Capital or the Participants may appear.

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                           ARTICLE VI

                  RIGHTS OF THE SENIOR LENDERS

     SECTION 6.1 ALADDIN GAMING TO PERFORM OBLIGATIONS. Subject to the terms of this Agreement, the FF&E Agent, GE Capital and the Participants shall continue to look solely to Aladdin Gaming for the performance of all obligations under the Facilities Agreement and the Operative Documents.

     SECTION 6.2 PERFORMANCE BY THE SENIOR LENDERS.
     (a) The FF&E Agent agrees that it will not commence the exercise of any rights, remedies or options under the Facilities Agreement or the Operative Documents (including the termination or suspension of performance of its obligations thereunder) without first giving the Administrative Agent notice and opportunity to cure as provided for in CLAUSE (B) below, subject to the provisions of CLAUSES (C) through (E) below ; PROVIDED, HOWEVER, if such exercise of rights, remedies or options under the Facilities Agreement or the Operative Documents shall arise by virtue of (x) a bankruptcy or insolvency of Aladdin Gaming or
(y) an Event of Default under the Facilities Agreement or the Operative Documents relating to an act, event or condition which is (1) personal to Aladdin Gaming or any other Person, (2) cannot be performed or cured by the Senior Lenders or the Administrative Agent, and (3) the continuation of such Event of Default materially and adversely interferes with the practical realization of the rights and benefits provided by the Facilities Agreement and the Operative Documents (other than the economic consequences of any judicial, administrative or other procedural delay), then the FF&E Agent shall not be obligated to give the Administrative Agent an opportunity to cure and the provisions of
ARTICLE VII shall apply. Notwithstanding the foregoing, there shall be no obligation on the part of GE Capital and the Participants to make any Funding during any cure period granted to the Administrative Agent hereunder until such time as the Administrative Agent has delivered the notice pursuant to which the Senior Lenders are electing to exercise their right to cure.

     (b) If an event or condition exists which, after the expiration of any applicable grace, notice and cure periods, constitutes or will constitute an Event of Default and the FF&E Agent, GE Capital and the Participants shall desire to exercise their remedies under the Facilities Agreement and the Operative Documents, the FF&E Agent shall give notice to the Administrative Agent of such Event of Default, specifying in such notice all then existing Events of Default of which it has knowledge, such notice to be given in accordance with SECTION
9.1. If the Senior Lenders elect to exercise their right to cure as herein provided, the Administrative Agent shall, within 10 Business Days after the receipt by it of the notice from the FF&E Agent referred to in the preceding sentence, deliver to the FF&E Agent a written notice (with a copy to Aladdin Gaming) stating that the Senior Lenders have elected to exercise such right to cure, together with a written statement verifying that on behalf of the Senior Lenders it will promptly commence to cure in all material respects all such Events of Default which, if not cured, would materially and adversely interfere with the practical realization of the rights and benefits provided by the Facilities Agreement and the Operative Documents (other than the economic consequences of any judicial, administrative or other procedural delay). If the Senior Lenders do not elect to exercise their right to cure as herein provided, the Administrative Agent shall, within 10 Business Days after the receipt by it of the notice from the FF&E Agent referred to herein, deliver to the FF&E Agent a written notice stating whether or not the Senior Lenders have elected to purchase the Interest in the Facilities within 15 Business Days in accordance with Article VII of this Agreement. If the Senior Lenders have elected to purchase the Interest in the Facilities, the provisions of Article VII shall apply to such purchase. If the Senior Lenders do not elect to purchase the Interest in the Facilities within such 15 Business Day period, the obligation of GE Capital and the Participants to sell the Interest in the Facilities under ARTICLE VII shall terminate and the FF&E Agent may commence the exercise of rights, remedies and options under the Facilities Agreement and the other Operative Documents.

     (c) The Senior Lenders and the Administrative Agent shall have a period of 30 days after the delivery of the notice by the Administrative Agent referred to in CLAUSE (B) above in which to cure all Events of Defaults set forth in such notice from the FF&E Agent which, if not cured, would materially and adversely interfere with the practical realization of the rights and benefits provided by the Facilities Agreement and the Operative Documents (other than the economic consequences of any judicial, administrative or other procedural delay); PROVIDED,

HOWEVER, that if the Event of Default is based upon a failure by Aladdin Gaming to make a payment to GE Capital and the Participants which is then due and payable, the Lenders and the Administrative Agent shall have only 10 days to cure such Event of Default. In the event any such Event(s) of Default (except payment defaults) shall be curable but not within such 30-day period, the FF&E Agent shall not exercise any remedies under the Facilities Agreement or the Operative Documents if, on behalf of the Senior Lenders, the Administrative Agent shall, within such 30-day period, initiate action to cure such Events of Default and proceed diligently to the curing thereof in all material respects within 60 days after delivery of the notice by the FF&E Agent. Any curing of any Events of Default under the Facilities Agreement and the Operative Documents shall not be construed as an assumption by the Senior Lenders or the Administrative Agent of any obligations, covenants, or agreements of Aladdin Gaming under the Facilities Agreement or the Operative Documents.

     (d) Notwithstanding anything to the contrary in this Agreement, the Administrative Agent (or its designee or nominee) shall have only the right to cure Events of Default set forth in notices delivered on not more than two (2) occasions during the term of the Facilities after which time the only right of the Administrative Agent with respect to subsequent Events of Default will be to purchase the Interest in the Facilities in accordance with ARTICLE VII hereof.

     (e) If the Senior Lenders elect to exercise their right to cure as herein provided and the Senior Lenders are unable to cure in accordance with this Article VI, the Administrative Agent shall, within 10 Business Days after it has determined that it is unable to complete such cure, deliver to the FF&E Agent a written notice stating whether or not the Senior Lenders will purchase the Interest in the Facilities within 15 Business Days in accordance with Article VII of this Agreement. If the Senior Lenders have elected to purchase the Interest in the Facilities, the provisions of Article VII shall apply to such purchase. If the Senior Lenders do not elect to purchase the Interest in the Facilities within such 15 Business Day period, the obligation of GE Capital and the Participants to sell the Interest in the Facilities shall terminate.

     SECTION 6.3 REMEDIES. The Administrative Agent (or its designee or nominee) may exercise all rights and remedies hereunder either in person or by agent and Aladdin

Gaming shall not impair the exercise thereof by the Administrative Agent whether under this Agreement, the Facilities Agreement or the Operative Documents. Neither the exercise of any rights, remedies or options hereunder nor the commission of any other act by the Administrative Agent pursuant to this Agreement shall be deemed to cure or waive any default, or to waive, modify or affect any notice of default under the Senior Credit Agreement, or to invalidate any act done pursuant to such notice.

     SECTION 6.4 NO OBLIGATION OF THE SENIOR LENDERS. Neither the Senior Lenders nor the Administrative Agent shall be obligated to perform or discharge, nor do they hereby undertake to perform or discharge, any obligation, duty or liability of Aladdin Gaming under the Facilities Agreement, the Operative Documents or this Agreement. Should the Administrative Agent, individually or on behalf of the Senior Lenders, incur any loss, cost, claim, demand, expense, liability or damage under the Facilities Agreement, the Operative Documents or this Agreement, or in the defense against any claims or demands, the amount thereof, including reasonable costs and expenses and reasonable attorneys' fees, together with interest thereon at the rate set forth in Section 3.2.2 of the Senior Credit Agreement, shall be secured by the Loan Documents, and Aladdin Gaming shall reimburse the Administrative Agent therefor immediately upon demand.

     SECTION 6.5 INSTRUCTIONS FROM THE ADMINISTRATIVE AGENT. Aladdin Gaming hereby authorizes and directs the FF&E Agent to accept performance by the Administrative Agent in accordance with this ARTICLE VI of Aladdin Gaming's obligations under the Facilities Agreement and the Operative Documents and during the performance of such cure rights by the Administrative Agent, its designee or nominee, to act in accordance with any and all instructions received therefrom with respect to the Facilities Agreement, the Operative Documents and this Agreement.


                           ARTICLE VII

       SALE AND PURCHASE OF THE INTEREST IN THE FACILITIES

     SECTION 7.1 SALE AND PURCHASE. From and after the date of this Agreement until the expiration of the period described in
SECTION 7.2, GE Capital and the Participants hereby irrevocably grant the Administrative Agent, on behalf of the Senior Lenders, the exclusive right to purchase the Interest in the Facilities in exchange for the Acquisition Price from and after the occurrence of a Purchase Event. After the occurrence of a Purchase Event and the delivery of the Purchase Notice in accordance with SECTION 7.2 (with a copy to Aladdin Gaming), in exchange for the Acquisition Price, GE Capital and the Participants covenant and agree to sell, transfer and convey to the Purchaser and the Purchaser, in turn, shall (x) purchase from GE Capital and the Participants on the Purchase Date and (y) assume, from and after the Purchase Date, all of the rights and obligations of GE Capital and the Participants under the Facilities Agreement and the Operative Documents arising from and after the Purchase Date. From and after the Purchase Date, the Purchaser shall be bound under the Facilities Agreement and the Operative Documents to perform and observe all of the covenants and obligations on the part of GE Capital and the Participants thereunder arising from and after the Purchase Date, and GE Capital and the Participants shall be relieved and released from all such obligations. In no event shall any right of offset, defense, claim or counterclaim by Aladdin Gaming against GE Capital and the Participants be binding against the Administrative Agent or the Senior Lenders.

     SECTION 7.2 PURCHASE NOTICE. The FF&E Agent shall give the Administrative Agent written notice of the occurrence of one or more Purchase Events within 10 Business Days after the occurrence thereof (unless the provisions of Section 6.2 are applicable thereto in which case such provisions of Section 6.2 shall apply). The obligation of the FF&E Agent hereunder is a present, continuing, irrevocable and independent obligation of the FF&E Agent and is not conditioned upon the performance by Aladdin Gaming, GE Capital, the Participants or the FF&E Agent of their respective obligations under the Facilities Agreement or the Operative Documents whether before, on or after the Purchase Date. The Purchaser shall have 15 Business Days after delivery of such notice from the FF&E Agent within which to elect to purchase the Interest in the Facilities, which election shall be made by delivery of the Purchase Notice to the FF&E Agent (with a copy to Aladdin Gaming) prior to the expiration of such 15 Business Day period. If the Purchaser does not elect to purchase the Interest in the Facilities within such 15 Business Day period, the obligation of GE Capital and the Participants to sell the Interest in the Facilities shall terminate.

     SECTION 7.3 FORBEARANCE BY GE CAPITAL AND THE PARTICIPANTS. From and after the occurrence of an Event of Default and continuing until the expiration of the period described in
SECTION 7.2 if the Administrative Agent does not timely deliver the Purchase Notice to the FF&E Agent in accordance with this Agreement, GE Capital and the Participants covenant and agree with the Senior Lenders that neither they nor the FF&E Agent, without the consent of the Administrative Agent, shall (x) exercise any rights or remedies under the Facilities Agreement or the Operative Documents (other than the giving of notices or the declaration of default thereunder) or take any action which may adversely affect the Facilities including, without limitation,
(1) all self-help remedies under the Facilities Agreement and the Operative Documents, (2) all rights (statutory or otherwise) relating to a sale under power of sale, (3) accepting a transfer of title to any of the Gaming Equipment described on the Collateral Schedules or any of the Equipment leased under and described on the Equipment Schedules in lieu of the exercise of remedies or otherwise taking title thereto, or (4) appointing a receiver or taking any other action to obtain possession or control of any of the Gaming Equipment described on the Collateral Schedule or any of the Equipment leased under and described on the Equipment Schedules, (y) commence any proceeding or take any action which might impair the lien or priority of the Facilities Agreement or hinder or delay payment or performance of the obligations evidenced and secured by the Facilities Agreement, or (z) seek to have Aladdin Gaming adjudicated insolvent or bankrupt or commence any other proceeding under any reorganization, insolvency or liquidation or similar law in effect relating to Aladdin Gaming.

     SECTION 7.4 PAYMENT OF THE ACQUISITION PRICE. At such time as payment of the Acquisition Price becomes due hereunder, the Purchaser shall pay the Acquisition Price to the FF&E Agent on behalf of GE Capital and the Participants by federal wire transfer of immediately available funds to the account specified in clause (b) of Section 3 of the Facilities Agreement or such other account or accounts as may be specified in writing by the FF&E Agent.

     SECTION 7.5 TRANSFER AND ASSIGNMENT DOCUMENTATION. Upon receipt of the Acquisition Price, the FF&E Agent shall deliver to the Purchaser all original executed counterparts of the Facilities Agreement and the Operative Documents as are then in the possession of GE Capital and the Participants, together with such documents and instruments as are prepared by the Administrative Agent at its expense, as reasonably required to effect the conveyance of the Interest in the Facilities (which documents and instruments shall be reasonably satisfactory to the FF&E Agent) including, without limitation (x) an assignment to the Purchaser of the Facilities Agreement and the Operative Documents, each in recordable form sufficient to transfer all right, title and interest therein,
(y) UCC Statements of Assignment assigning to the Purchaser the UCC-1 Financing Statements which have been executed and delivered by Aladdin Gaming in connection with the Facilities, and (z) such other documents that the parties deem reasonably necessary or advisable. The Administrative Agent covenants and agrees to cause the Purchaser to execute and deliver such documents which are reasonably necessary in order for GE Capital and the Participants (acting through the FF&E Agent) to transfer and assign the Facilities Agreement and the Operative Documents to the Purchaser. To the extent that any original documents cannot be located by the FF&E Agent for delivery on the Purchase Date, the FF&E Agent shall deliver an affidavit to the Purchaser with respect to any such missing documents which affidavit shall include a covenant by the FF&E Agent on behalf of GE Capital and the Participants, to deliver any such missing documents to the Purchaser if, as and when located by any of them and which shall include an indemnity by the FF&E Agent on behalf of GE Capital and the Participants in favor of the Purchaser against any loss, cost or expense by the Purchaser in the event of any exercise of rights and remedies by the Purchaser or any other party under such missing Instrument. The documents transferring and assigning the Interest in the Facilities to the Purchaser shall provide, in relevant part, that the FF&E Agent on behalf of GE Capital and the Participants represent and warrant that (x) GE Capital and the Participants are the owners of the Facilities, the Facilities Agreement and the Operative Documents, (y) the FF&E Agent on behalf of GE Capital and the Participants have all requisite power and authority to execute and deliver such documents, and (z) the Facilities, the Facilities Agreement and the Operative Documents are not subject to any encumbrance, pledge, hypothecation or security interest whatsoever and shall otherwise be in form and content reasonably satisfactory to the Administrative Agent and the Purchaser. Such representations and warranties shall survive the delivery of the documents transferring and conveying the Interest in the Facilities, the Facilities Agreement and the Operative Documents to the Purchaser.

                          ARTICLE VIII

                            DEFAULTS

     SECTION 8.1 DEFAULTS BY THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS. If the Senior Lenders or the FF&E Agent, GE Capital or the Participants fail to perform their respective obligations hereunder after the expiration of applicable grace, notice or cure periods, at all times thereafter and until such time as the defaulting Person has performed its obligations, the non-defaulting Persons shall have all rights, remedies and options at law and in equity.

     SECTION 8.2 DEFAULTS BY ALADDIN GAMING. (a) Any default by Aladdin Gaming under this Agreement after the giving of notice and the expiration of a five (5) day cure period shall, at the option of the Administrative Agent, constitute a default by Aladdin Gaming under the Senior Credit Agreement and the other Loan Documents and any Senior Credit Facility Event of Default shall, at the option of the Administrative Agent, constitute a default by Aladdin Gaming under this Agreement (without any additional grace period or opportunity to cure). Upon the occurrence and during the continuation of a default under this Agreement by Aladdin Gaming, the Senior Lenders shall have all rights, remedies and options under the Senior Credit Agreement, the other Loan Documents and at law and in equity.

     (b) Any default by Aladdin Gaming under this Agreement after the giving of notice the expiration of a five (5) day cure period shall, at the option of the FF&E Agent, constitute a default by Aladdin Gaming under the Facilities Agreement and the Operative Documents and any Event of Default shall, at the option of the FF&E Agent, constitute a default by Aladdin Gaming under this Agreement (without any additional grace period or opportunity to cure). Upon the occurrence and during the continuation of a default under this Agreement by Aladdin Gaming, GE Capital and the Participants shall have all rights, remedies and options under the Facilities Agreement and the Operative Documents and at law and in equity, subject to the rights of the Senior Lenders hereunder. To the extent that the Senior Lenders or their nominee or designee have possession and control of the Aladdin Hotel and Casino and the FF&E Agent elects to sell the Equipment or the Gaming Equipment in accordance with clause (b) of Section 12 of the Facilities Agreement, during the period commencing on the date that the Senior Lenders (or their designee or nominee) obtains possession and control of the Aladdin Hotel and Casino and ending 6 months thereafter, the FF&E Agent shall have the right to sell the Equipment and the Gaming Equipment at the Aladdin Hotel and Casino without cost to the FF&E Agent; PROVIDED, HOWEVER, the Senior Lenders (or their designee or nominee) may relocate all or a portion of the Equipment and Gaming Equipment to a safe and secure storage area on or about the Aladdin Hotel and Casino (provided that in all events the FF&E Agent shall have the right to inspect the Equipment and the Gaming Equipment and to demonstrate the operation thereof to potential purchasers) and shall cause interest which would be due and payable under the Term Loan Facility and Rent which would be due and payable under the Lease Facility if the Facilities were in good standing at such time (without giving effect to any Default Rate, late payment charge or accelerated payment provision) to be paid until the earlier of the expiration of such 6-month period or removal of the Equipment and the Gaming Equipment from the Aladdin Parcel by the FF&E Agent or other Person (other than the Administrative Agent).

     (c) Subject to the terms and limitations of this Agreement, no right or remedy conferred upon any Person under this Agreement is intended to be exclusive of any other right or remedy contained in this Agreement or any other Instrument and every such right and remedy shall be cumulative and shall be in addition to every other right or remedy contained in this Agreement or such other Instrument as now or hereafter available to such Person at law or in equity, by statute or otherwise.

                           ARTICLE IX

                       GENERAL PROVISIONS

          SECTION 9.1. NOTICES. (a) Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given if given in the manner set forth in Section 15(j) of the Facilities Agreement to the addresses set forth therein.

     (b) If such notice is to be given to the Administrative
Agent, such notice shall be addressed to:

     The Bank of Nova Scotia
     580 California Street, 21st Floor
     San Francisco, CA 94104
     Attn:  Alan W. Pendergast
     Telephone No.: (415) 986-1100
     Facsimile No.: (415) 397-0791

or at such other address as the Administrative Agent may have furnished in writing to Aladdin Gaming and the FF&E Agent.

     (c) If such notice is to be given to the FF&E Agent, such notice shall be addressed to:

     General Electric Capital Corporation
     Capital Funding, Inc.
     777 Long Ridge Road
     Building B - 1st Floor
     Stamford, Connecticut 06927
     Attn: Risk Manager Aladdin Gaming
     Telephone No.: (203) 357-6245
     Facsimile No.: (203) 316-7989

or at such other address as the FF&E Agent may have furnished in writing to Aladdin Gaming and the Administrative Agent.

     (d) If such notice is to be given to Aladdin Gaming, such notice shall be addressed to:

     Aladdin Gaming, LLC
     831 Pilot Road
     Las Vegas, Nevada 89119
     Attn: Mr. Jack Sommer
     Telephone No.: (702) 736-7114
     Facsimile No.: (702) 736-7107

or at such other address as Aladdin Gaming may have furnished in writing to the FF&E Agent and the Administrative Agent.

     SECTION 9.2 ENTIRE AGREEMENT. This Agreement embodies and constitutes the entire agreement and understanding among the Senior Lenders, Aladdin Gaming and GE Capital and the Participants with respect to the subject matter of this Agreement, and all other prior agreements, understandings and statements, oral or written, are merged into this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except in writing executed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     SECTION 9.3 ESTOPPELS. Aladdin Gaming shall execute and deliver to the Administrative Agent and the FF&E Agent all instru ments and certificates as the Administrative Agent or the FF&E Agent may reasonably request (including, but not limited to, estoppel certificates certifying to the then current status of the matters described in this Agreement including, without limitation, the matters described in SECTION 2.1) to effect, confirm or assure the rights, remedies and options intended to be granted to the Senior Lenders and GE Capital and the Participants under this Agreement.

     SECTION 9.4 SEVERABILITY. If any of the provisions of this Agreement, or the application thereof to any Person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provisions to Persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 9.5 NO PARTNERSHIP OR JOINT VENTURE. Any provision hereof to the contrary notwithstanding, the Senior Lenders and GE Capital and the Participants, by virtue of the issuance of this Agreement or any action taken pursuant hereto or contemplated hereby, shall not be deemed to be a partner or joint venturer with one another or Aladdin Gaming. Aladdin Gaming shall indemnify and hold the Senior Lenders and GE Capital and the Participants harmless from and against any and all liabilities, damages, claims, demands, costs and expenses (including, without limitation, the costs and expenses of defending or settling any such claims or demands and all fees and disbursements of legal counsel engaged or employed by the Senior Lender or GE Capital and the Participants, as the case may be, in defending or settling such claims or demands) resulting from the relationship between the Senior Lenders, GE and the Participants or Aladdin Gaming being construed as a part nership or joint venture.

     SECTION 9.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND THE AGREEMENT. All representations and warranties of Aladdin Gaming contained in this Agreement shall survive the execution and delivery of this Agreement. This Agreement shall survive the exercise and enforcement of remedies under the Senior Credit Agreement, the other Loan Documents, the Facilities Agreement and the Operative Documents until such time as the parties have performed their obligations hereunder in all material respects.

     SECTION 9.7  GOVERNING LAW; ENTIRE AGREEMENT.  THIS
AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING
FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL
OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     SECTION 9.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

     Section 9.9 CAPTIONS. The captions and headings of the various Articles and Sections to this Agreement are for convenience only and are not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

     SECTION 9.10 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS OR ALADDIN GAMING IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS AND ALADDIN GAMING HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY,

NEW YORK, NEW YORK 10019, HAS BEEN APPOINTED BY THE BORROWER TO BE ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO ALADDIN GAMING IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH PARTY HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. IN ADDITION TO THE FOREGOING, EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 9.1. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE SENIOR CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, THE FACILITIES AGREEMENT AND THE OPERATIVE DOCUMENTS.

     SECTION 9.11 WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS AND ALADDIN GAMING HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS AND ALADDIN GAMING IN CONNECTION HEREWITH OR THEREWITH. EACH SUCH PERSON ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS AGREEMENT) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE SENIOR LENDERS, THE FF&E AGENT, GE CAPITAL AND THE PARTICIPANTS AND ALADDIN GAMING ENTERING INTO THIS AGREEMENT.

     SECTION 9.12 NO THIRD PARTY BENEFICIARIES. The provisions of this Agreement are for the benefit of the Senior Lenders and GE Capital and the Participants (and the successors and assigns of the Senior Lenders and GE Capital and the Participants) and no provision hereof is intended to benefit or inure to the benefit of any other Person.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                              ADMINISTRATIVE AGENT

                              THE BANK OF NOVA SCOTIA, as the
                              Administrative Agent


                              By:_________________________________
                                   Name:
                                   Title:

                              FF&E AGENT

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as the FF&E Agent


                              By:_________________________________
                                   Name:
                                   Title:

                              ALADDIN GAMING

                              ALADDIN GAMING, LLC, a Nevada
                              limited-liability company


                              By:_________________________________
                                   Name:
                                   Title:

                           SCHEDULE A

A. APPROVALS AND CONSENTS BY THE FF&E AGENT

Prior to the time that the Facilities have been fully Funded, the Administrative Agent shall have the right to make all approvals and grant all consents under the Senior Loan Documents with respect to the construction of the Aladdin Hotel and Casino which approvals and consents shall be binding on the FF&E Agent, GE Capital and the Participants to the extent that the FF&E Agent, GE Capital and the Participants have the right to grant an approval or consent in a corresponding section of the Facilities Agreement; PROVIDED, HOWEVER, the FF&E Agent shall have the right to make the approvals set forth below:

1. Approval of the certificate of the Construction Consultant to be provided pursuant to Section 7(a)(18) of the Facilities Agreement which approval will not be withheld or delayed if the form of such certificate is in the form attached to the Engagement Letter dated January 28, 1998 from Rider Hunt(NV)L.L.C. to The Bank of Nova Scotia and State Street Bank and Trust Company, as trustee.

2.        Approval of use of proceeds pursuant to
          Section 10(i)(2) of the Facilities Agreement; PROVIDED, HOWEVER, so long as no Event of Default exists under the Facilities Agreement (after giving effect to cure rights granted to the Administrative Agent pursuant to this Agreement), the FF&E Agent will permit Aladdin Gaming to make the election granted to it pursuant to
          Section 10(i)(1) of the Facilities Agreement (which election by Aladdin Gaming shall be subject to the terms of the Senior Credit Agreement).

3.        Approval of an amendment to the Construction Benchmark
          Schedule after giving effect to the provisions of
          Section 11(o) of the Facilities Agreement.

4. Approval of an amendment, modification, or waiver of the Opening Requirements as set forth in Section 11(q) of the Facilities Agreement which

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          approval shall not be unreasonably withheld or delayed.

B. FUNDING CONDITIONS

1. The obligation of Aladdin Gaming to make the representations in the Operative Documents, other than the representations under Sections 8(a), 8(b), 8(c), 8(d), 8(e), 8(f), 8(g), 8(n), 8(o), 8(p), 8(s) and 8(y)
          of the Facilities Agreement, will not constitute a failure to satisfy the funding condition in Section 7(b)(1) or constitute a Default or Event of Default if the Administrative Agent has waived the obligation of Aladdin Gaming to make the corresponding representation in the Senior Credit Agreement.

2. The obligation of Aladdin Gaming to make the representation under Section 8(t) of the Facilities Agreement or to perform the covenant in Section 10(r) of the Facilities Agreement will not constitute a failure to satisfy the funding condition in Section 7(b)(1) or constitute a Default or Event of Default if, after giving effect to the provisions of Sections C. 3 and C. 4.d of this Schedule A, the Main Project Budget is "In Balance" as such term is defined for purposes of said Sections.

3. The obligation of Aladdin Gaming to make representations regarding LCI, LCNI, Bazaar Holdings, Holdings, the Trust, Aladdin Music, AMH, any other Aladdin Party, the Energy Project Provider, the Energy Project Guarantor, the Design Builder, Fluor, the Architect of Record, each Major Contractor and each other Person (other than Aladdin Gaming) to a Material Main Project Document or a Transaction Document will not constitute a failure to satisfy the funding condition in Section 7(b)(1) or constitute a Default or Event of Default if the Administrative Agent has waived the obligation of Aladdin Gaming to make the corresponding representation in the Senior Credit Agreement.

4. Except for LCI with respect to the initial Funding only, a material adverse change with respect to any Person (other than Aladdin Gaming) or a change which has a Material Adverse Effect

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          on any Person (other than Aladdin Gaming) will not
          constitute a failure to satisfy the funding condition in Section 7(b) or constitute a Default or Event of Default if the Administrative Agent has waived the obligation of Aladdin Gaming to make the corresponding representation in the Senior Credit Agreement.

5. The condition in Section 7(b)(3) of the Facilities Agreement shall be deemed to be satisfied if, on the date of the applicable Funding, the conditions in clauses 3, 4, 5, 6, 14, 15 and 16 (with respect to Aladdin Gaming only) have been satisfied by Aladdin Gaming in all material respects.

6. The representations to be made by Aladdin Gaming in the certificate to be delivered by it pursuant to Section
          7(b)(8) of the Facilities Agreement shall be subject to the application of this Section B.

7. The representation deemed to be made by Aladdin Gaming upon the request and acceptance of the proceeds of any funding shall be subject to the application of this Section B.

C. BREACHES OF COVENANTS BY ALADDIN GAMING

1. Prior to the initial Funding, the FF&E Agent, GE Capital and the Participants shall have no right to declare any Default or Event of Default under the Operative Documents except for an Event of Default under Section 12(a)(1) of the Facilities Agreement (after giving effect to the cure rights granted to the Administrative Agent pursuant to this Agreement).

2. A breach by Aladdin Gaming of the representations in the Facilities Agreement, other than the representations under Sections 8(a), 8(b), 8(c), 8(d), 8(e), 8(f), 8(g), 8(n), 8(o), 8(p), 8(s) and 8(y) of
          the Facilities Agreement, will not be a Default or Event of Default under the Facilities Agreement or have to be cured by the Administrative Agent so long as such breach does not materially and adversely interfere with the practical realization of the rights and benefits

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          provided by the Facilities Agreement and the Operative
          Documents.

3. For purposes of determining compliance by Aladdin Gaming with the representation in Section 8(t) of the Facilities Agreement, the Main Project Budget shall be deemed to be "In Balance" for purposes of this Agreement only if (x) the amount required to bring the Main Project Budget "In Balance" does not exceed $5,000,000 or (y) such amount is greater than $5,000,000, the Unallocated Contingency Balance equals or exceeds the amount required to bring the Main Project Budget In Balance. Notwithstanding the foregoing, the Borrower expressly agrees that it shall be required to satisfy the "In Balance" requirement in the Senior Credit Facility in addition to the requirement set forth herein and that the "In Balance" requirement set forth in the Senior Credit Agreement is not modified or amended hereby.

4. Breaches by Aladdin Gaming of the covenants listed below shall be deemed cured by the Administrative Agent as follows:

     a. Breach by Aladdin Gaming of its obligations under Section 10(a), 10(f) or 10(g) of the Facilities Agreement shall be deemed cured by the Administrative Agent upon delivery by the Administrative Agent of information obtained by it from Aladdin Gaming pursuant to the Senior Credit
               Agreement.

     b. Any waiver, reduction or adjustment by the Administrative Agent of the FF&E Reserves required by the Senior Credit Agreement shall be binding on the FF&E Agent, GE Capital and the Participants.

     c. Until such time as the Administrative Agent has declared an Event of Default under the Senior Credit Agreement for breach of the covenant under the Senior Credit Agreement that corresponds to
               Section 10(q) of the Facilities Agreement, the FF&E Agent, GE Capital and the Participants shall have no right to declare a Default or Event of Default under the Facilities Agreement for

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               such breach and all waivers by the Administrative
               Agent shall be binding on the FF&E Agent, GE
               Capital and the Participants. Notwithstanding the foregoing, the FF&E Agent, GE Capital and the Participants shall have the right to declare a Default or Event of Default if a breach of said Sections results in a material alteration of the capital structure of Aladdin Gaming, materially impairs the ability of Aladdin Gaming to perform its monetary obligations under this Agreement when due or results in a material deviation of the nature or scope of the Aladdin Casino and Hotel from that which is presently contemplated.

     d. For purposes of determining compliance by Aladdin Gaming with the covenant in Section 10(r) of the Facilities Agreement the Main Project Budget shall be deemed to be "In Balance" for purposes of this Agreement if (x) the amount required to bring the Main Project Budget "In Balance" does not exceed $5,000,000 or (y) such amount is greater than $5,000,000, the Unallocated Contingency Balance equals or exceeds the amount required to bring the Main Project Budget "In Balance". In either such case, the FF&E Agent, GE Capital and the Participants shall have no right to require any payment by Aladdin Gaming of any such amount. If the amount required to bring the Main Project Budget "In Balance" exceeds $5,000,000 and the Unallocated Contingency Balance is less the amount required to bring the Main Project Budget "In Balance", Aladdin Gaming shall be deemed to have performed its obligation to bring the Main Project Budget "In Balance" under Section 10(r) if it deposits with the Administrative Agent in accordance with the Senior Credit Agreement an amount equal to the excess of such amount over $5,000,000 or the Unallocated Contingency Balance, whichever is less. Notwithstanding the foregoing, the Borrower expressly agrees that it shall be required to satisfy the "In Balance" requirement in the Senior Credit Facility in addition to the covenant set forth in the Facilities

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               Agreement and that the "In Balance" requirement
               set forth in the Senior Credit Agreement is not modified or amended hereby.

     e. No Event of Default will be declared under the Facilities Agreement for breach of
               Section 12(a)(10) if there is a transfer by Aladdin Gaming in lieu of foreclosure to a Person which falls within the definition of "Purchaser".

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